                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                            ----------------------


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  March 23, 2000

                       Morgan Stanley Dean Witter & Co.
                    --------------------------------------
                    (Exact name of Registrant as specified
                                in its charter)


          Delaware                1-11758                 36-3145972
   -------------------------------------------------------------------------
         (state or other        (Commission            (I.R.S. Employer
         jurisdiction of        File Number)          Identification No.)
         incorporation)


                    1585 Broadway, New York, New York 10036
               ------------------------------------------------
              (Address of principal executive offices)(Zip Code)

      Registrant's telephone number, including area code: (212) 761-4000
                                                          --------------


   -------------------------------------------------------------------------
                (Former address, if changed since last report.)

Item 5.  Other Events
---------------------

        On March 23, 2000, Morgan Stanley Dean Witter & Co. (the
"Registrant") released financial information with respect to the quarter ended February 29, 2000. A copy of the press release containing such financial information is annexed as Exhibit 99.1 to this Report and by this reference incorporated herein and made a part hereof.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
--------------------------------------------------------------------------

        99.1 Press release of the Registrant dated March 23, 2000 containing financial information for the first quarter ended February 29, 2000.

                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                  MORGAN STANLEY DEAN WITTER & CO.
                                  --------------------------------
                                          (Registrant)

                                  By: /s/ Ronald T. Carman
                                  --------------------------------
                                      Ronald T. Carman
                                      Assistant Secretary


Dated: March 23, 2000

                       MORGAN STANLEY DEAN WITTER & CO.
                               Financial Summary
                       (unaudited, dollars in millions)

                                                                       Quarter Ended                        Percentage Change From:
                                                    ----------------------------------------------------  --------------------------
                                                      Feb 29, 2000     Feb 28, 1999       Nov 30, 1999    Feb 28, 1999  Nov 30, 1999
                                                    ---------------   ---------------   ----------------  ------------  ------------
Net revenues
       Securities                                   $         5,922   $         4,078   $          4,125          45%        44%
       Asset Management                                         600               509                545          18%        10%
       Credit Services                                          889               752                963          18%        (8%)
                                                    ---------------   ---------------   ----------------
       Consolidated net revenues                    $         7,411   $         5,339   $          5,633          39%        32%
                                                    ===============   ===============   ================
Net income
       Securities                                   $         1,244   $           806   $          1,395          54%       (11%)
       Asset Management                                         158               107                113          48%        40%
       Credit Services                                          142               124                125          15%        14%
                                                    ---------------   ---------------   ----------------
       Consolidated net income                      $         1,544   $         1,037   $          1,633          49%        (5%)
                                                    ===============   ===============   ================
       Preferred stock dividend requirements        $             9   $            11   $             11         (18%)      (18%)
                                                    ===============   ===============   ================
       Earnings applicable to common shares         $         1,535   $         1,026   $          1,622          50%        (5%)
                                                    ===============   ===============   ================
Earnings per common share
       Basic                                        $          1.40   $          0.93   $           1.50          51%        (7%)
       Diluted                                      $          1.34   $          0.88   $           1.42          52%        (6%)

Average common shares outstanding
       Basic                                          1,093,904,751     1,107,871,156      1,079,522,844
       Diluted                                        1,146,854,036     1,169,186,312      1,142,086,246
Period end common shares outstanding                  1,134,181,285     1,141,179,340      1,104,630,098

Return on common equity                                        36.3%             29.5%              43.1%

______________________

Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                       MORGAN STANLEY DEAN WITTER & CO.
                   Consolidated Income Statement Information
                       (unaudited, dollars in millions)

                                                                     Quarter Ended                      Percentage Change From:
                                                   ------------------------------------------------    --------------------------
                                                   Feb 29, 2000      Feb 28, 1999      Nov 30, 1999    Feb 28, 1999  Nov 30, 1999
                                                   ------------      ------------      ------------    ------------  ------------
Investment banking                                 $      1,335      $        957      $      1,338         39%           --
Principal transactions:
  Trading                                                 2,277             1,659             1,138         37%          100%
  Investments                                               431               265               232         63%           86%
Commissions                                               1,037               653               785         59%           32%
Fees:
  Asset management, distribution and
  administration                                            910               729               830         25%           10%
  Merchant and cardmember                                   443               341               402         30%           10%
  Servicing                                                 287               253               318         13%          (10%)
Interest and dividends                                    4,797             3,763             3,848         27%           25%
Other                                                        97                56                74         73%           31%
                                                   ------------      ------------      ------------
  Total revenues                                         11,614             8,676             8,965         34%           30%
Interest expense                                          3,980             3,160             3,212         26%           24%
Provision for consumer loan losses                          223               177               120         26%           86%
                                                   ------------      ------------      ------------
  Net revenues                                            7,411             5,339             5,633         39%           32%
                                                   ------------      ------------      ------------
Compensation and benefits                                 3,408             2,363             1,320         44%          158%
Occupancy and equipment                                     175               146               178         20%           (2%)
Brokerage, clearing and exchange fees                       121               114               116          6%            4%
Information processing and communications                   346               309               376         12%           (8%)
Marketing and business development                          471               395               495         19%           (5%)
Professional services                                       183               162               269         13%          (32%)
Other                                                       275               178               244         54%           13%
                                                   ------------      ------------      ------------
  Total non-interest expenses                             4,979             3,667             2,998         36%           66%
                                                   ------------      ------------      ------------

Income before income taxes                                2,432             1,672             2,635         45%           (8%)
Income tax expense                                          888               635             1,002         40%          (11%)
                                                   ------------      ------------      ------------
Net income                                         $      1,544      $      1,037      $      1,633         49%           (5%)
                                                   ============      ============      ============
Preferred stock dividend requirements              $          9      $         11      $         11        (18%)         (18%)
                                                   ============      ============      ============
Earnings applicable to common shares               $      1,535      $      1,026      $      1,622         50%           (5%)
                                                   ============      ============      ============

Compensation and benefits as a % of net revenues             46%               44%               23%

__________________

Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                       MORGAN STANLEY DEAN WITTER & CO.
                    Securities Income Statement Information
                       (unaudited, dollars in millions)


                                                                 Quarter Ended                   Percentage Change From:
                                                 ----------------------------------------------- --------------------------
                                                  Feb 29, 2000    Feb 28, 1999    Nov 30, 1999   Feb 28, 1999  Nov 30, 1999
                                                 --------------  --------------  --------------  ------------  ------------
Investment banking                               $        1,291  $          934  $        1,315         38%           (2%)
Principal transactions:
     Trading                                              2,277           1,659           1,138         37%          100%
     Investments                                            423             261             227         62%           86%
Commissions                                               1,028             653             777         57%           32%
Asset management, distribution and
  administration fees                                       387             277             336         40%           15%
Interest and dividends                                    4,051           3,180           3,211         27%           26%
Other                                                        94              51              74         84%           27%
                                                 --------------  --------------  --------------
     Total revenues                                       9,551           7,015           7,078         36%           35%
Interest expense                                          3,629           2,937           2,953         24%           23%
                                                 --------------  --------------  --------------
     Net revenues                                         5,922           4,078           4,125         45%           44%
                                                 --------------  --------------  --------------

Compensation and benefits                                 3,067           2,088           1,000         47%          207%
Occupancy and equipment                                     140             110             139         27%            1%
Brokerage, clearing and exchange fees                       102              84              99         21%            3%
Information processing and communications                   214             171             220         25%           (3%)
Marketing and business development                          157             116             137         35%           15%
Professional services                                       136             111             182         23%          (25%)
Other                                                       174             105             144         66%           21%
                                                 --------------  --------------  --------------
     Total non-interest expenses                          3,990           2,785           1,921         43%          108%
                                                 --------------  --------------  --------------
Income before income taxes                                1,932           1,293           2,204         49%          (12%)
Income tax expense                                          688             487             809         41%          (15%)
                                                 --------------  --------------  --------------
Net income                                       $        1,244  $          806  $        1,395         54%          (11%)
                                                 ==============  ==============  ==============

Compensation and benefits as a % of net revenues            52%             51%             24%
Non-compensation expenses as a % of net revenues            16%             17%             22%
Profit margin (1)                                           21%             20%             34%

-------------------------------------------------
(1)  Net income as a % of net revenues.

                       MORGAN STANLEY DEAN WITTER & CO.
                 Asset Management Income Statement Information
                       (unaudited, dollars in millions)

                                                                         Quarter Ended                    Percentage Change From:
                                                          ------------------------------------------    --------------------------
                                                          Feb 29, 2000   Feb 28, 1999   Nov 30, 1999    Feb 28, 1999  Nov 30, 1999
                                                          ------------   ------------   ------------    ------------  ------------
Investment banking                                        $         44   $         23   $         23          91%          91%
Principal transactions:
  Investments                                                        8              4              5         100%          60%
Commissions                                                          9              0              8           *           13%
Asset management, distribution and administration fees             523            452            494          16%           6%
Interest and dividends                                              13             27             15         (52%)        (13%)
Other                                                                3              5              0         (40%)          *
                                                          ------------   ------------   ------------
  Total revenues                                                   600            511            545          17%          10%
Interest expense                                                     0              2              0           *           --
                                                          ------------   ------------   ------------
  Net revenues                                                     600            509            545          18%          10%
                                                          ------------   ------------   ------------

Compensation and benefits                                          186            156            169          19%          10%
Occupancy and equipment                                             21             24             25         (13%)        (16%)
Brokerage, clearing and exchange fees                               19             30             17         (37%)         12%
Information processing and communications                           18             21             28         (14%)        (36%)
Marketing and business development                                  36             33             30           9%          20%
Professional services                                               21             30             48         (30%)        (56%)
Other                                                               31             31             35          --          (11%)
                                                          ------------   ------------   ------------
  Total non-interest expenses                                      332            325            352           2%          (6%)
                                                          ------------   ------------   ------------
Income before income taxes                                         268            184            193          46%          39%
Income tax expense                                                 110             77             80          43%          38%
                                                          ------------   ------------   ------------
Net income                                                $        158   $        107   $        113          48%          40%
                                                          ============   ============   ============

Compensation and benefits as a % of net revenues                    31%            31%            31%
Non-compensation expenses as a % of net revenues                    24%            33%            34%
Profit margin (1)                                                   26%            21%            21%

___________________________
(1)  Net income as a % of net revenues.

                       MORGAN STANLEY DEAN WITTER & CO.
                 Credit Services Income Statement Information
                       (unaudited, dollars in millions)

                                                                    Quarter Ended                        Percentage Change From:
                                                   ------------------------------------------------    ---------------------------
                                                   Feb 29, 2000      Feb 28, 1999      Nov 30, 1999    Feb 28, 1999   Nov 30, 1999
                                                   ------------      ------------      ------------    ------------   ------------
Fees:
     Merchant and cardmember                        $     443         $     341         $     402               30%           10%
     Servicing                                            287               253               318               13%          (10%)
                                                    -----------       -----------       -----------
     Total non-interest revenues                          730               594               720               23%            1%

Interest revenue                                          733               556               622               32%           18%
Interest expense                                          351               221               259               59%           36%
                                                    -----------       -----------       -----------
     Net interest income                                  382               335               363               14%            5%

Provision for consumer loan losses                        223               177               120               26%           86%
                                                    -----------       -----------       -----------
     Net credit income                                    159               158               243                1%          (35%)
                                                    -----------       -----------       -----------
     Net revenues                                         889               752               963               18%           (8%)
                                                    -----------       -----------       -----------
Compensation and benefits                                 155               119               151               30%            3%
Occupancy and equipment                                    14                12                14               17%            --
Information processing and communications                 114               117               128               (3%)         (11%)
Marketing and business development                        278               246               328               13%          (15%)
Professional services                                      26                21                39               24%          (33%)
Other                                                      70                42                65               67%            8%
                                                    -----------       -----------       -----------
     Total non-interest expenses                          657               557               725               18%           (9%)
                                                    -----------       -----------       -----------
Income before income taxes                                232               195               238               19%           (3%)
Income tax expense                                         90                71               113               27%          (20%)
                                                    -----------       -----------       -----------
Net income                                          $     142         $     124         $     125               15%           14%
                                                    ===========       ===========       ===========


Compensation and benefits as a % of net revenues           17%               16%               16%
Non-compensation expenses as a % of net revenues           56%               58%               60%
Profit margin (1)                                          16%               16%               13%

____________________
(1)  Net income as a % of net revenues.

                       MORGAN STANLEY DEAN WITTER & CO.
                 Credit Services Income Statement Information
                       (unaudited, dollars in millions)
                             (Managed loan basis)

                                                                    Quarter Ended                        Percentage Change From:
                                                   ------------------------------------------------    ---------------------------
                                                   Feb 29, 2000      Feb 28, 1999      Nov 30, 1999    Feb 28, 1999   Nov 30, 1999
                                                   ------------      ------------      ------------    ------------   ------------
Fees:
     Merchant and cardmember                       $     585         $     473         $     536               24%             9%
     Servicing                                             0                 0                 0               --             --
                                                   ----------        ----------        ----------
     Total non-interest revenues                         585               473               536               24%             9%

Interest revenue                                       1,440             1,181             1,288               22%            12%
Interest expense                                         646               451               511               43%            26%
                                                   ----------        ----------        ----------
     Net interest income                                 794               730               777                9%             2%

Provision for consumer loan losses                       490               451               350                9%            40%
                                                   ----------        ----------        ----------
     Net credit income                                   304               279               427                9%           (29%)
                                                   ----------        ----------        ----------
     Net revenues                                        889               752               963               18%            (8%)
                                                   ----------        ----------        ----------
Compensation and benefits                                155               119               151               30%             3%
Occupancy and equipment                                   14                12                14               17%            --
Information processing and communications                114               117               128               (3%)          (11%)
Marketing and business development                       278               246               328               13%           (15%)
Professional services                                     26                21                39               24%           (33%)
Other                                                     70                42                65               67%             8%
                                                   ----------        ----------        ----------
     Total non-interest expenses                         657               557               725               18%            (9%)
                                                   ----------        ----------        ----------
Income before income taxes                               232               195               238               19%            (3%)
Income tax expense                                        90                71               113               27%           (20%)
                                                   ----------        ----------        ----------
Net income                                         $     142         $     124         $     125               15%            14%
                                                   ==========        ==========        ==========

Compensation and benefits as a % of net revenues          17%               16%               16%
Non-compensation expenses as a % of net revenues          56%               58%               60%
Profit margin (1)                                         16%               16%               13%

_________________________
(1)  Net income as a % of net revenues.

                       MORGAN STANLEY DEAN WITTER & CO.
                  Financial Information and Statistical Data
                                  (unaudited)

                                                                            Quarter Ended                  Percentage Change From:
                                                        -----------------------------------------------  --------------------------
                                                        Feb 29, 2000      Feb 28, 1999     Nov 30, 1999  Feb 28, 1999  Nov 30, 1999
                                                        ------------      ------------     ------------  ------------  ------------
MSDW

Period end common shares outstanding                      1,134,181,285    1,141,179,340    1,104,630,098       (1%)           3%
Book value per common share                             $         15.31  $         12.46  $         14.85       23%            3%
Shareholders' equity (millions) (1)                     $        18,252  $        15,237  $        17,414       20%            5%
Total capital (millions) (2)                            $        43,540  $        39,388  $        39,699       11%           10%

SECURITIES ($ billions)

Private Client Group
  Global financial advisors                                      13,072           11,453           12,674       14%            3%
  Client assets                                         $           682  $           475  $           583       44%           17%

Institutional Securities (3)
  Mergers and acquisitions announced transactions (4)
        MSDW global market volume                       $         423.6  $         109.7  $       1,073.4
        Rank                                                          1                2                2
  Worldwide equity and related issues (4)
        MSDW global market volume                       $          13.1  $          10.5  $          53.4
        Rank                                                          2                1                2

ASSET MANAGEMENT ($ billions)

Assets under management or supervision
Products offered primarily to individuals
  Mutual funds
        Equity                                          $           115  $            77  $            94       49%           22%
        Fixed income                                                 51               56               53       (9%)          (4%)
        Money markets                                                51               41               47       24%            9%
                                                          -------------    -------------    -------------
        Total mutual funds                                          217              174              194       25%           12%

  ICS Assets                                                         27               20               23       35%           17%
  Other                                                              48               33               41       45%           17%
                                                        ---------------  ---------------  ---------------

  Sub-total Individual                                              292              227              258       29%           13%
                                                        ---------------  ---------------  ---------------

Products offered primarily to institutional clients
  Mutual funds                                                       41               34               39       21%            5%
  Separate accounts, pooled vehicle and other
  arrangements                                                      122              124              128       (2%)          (5%)
                                                        ---------------  ---------------  ---------------

  Sub-total Institutional                                           163              158              167        3%           (2%)
                                                        ---------------  ---------------  ---------------

Total assets under management or supervision            $           455  $           385  $           425       18%            7%
                                                        ===============  ===============  ===============

____________________________________
(1) Includes preferred and common equity and preferred securities issued by subsidiaries.
(2) Includes preferred and common equity, preferred securities issued by subsidiaries, capital units and non-current portion of long-term debt.
(3)   Source:  Securities Data Corp.
(4)   Information is year to date and stated on a calendar year basis.

                       MORGAN STANLEY DEAN WITTER & CO.
                  Financial Information and Statistical Data
                       (unaudited, dollars in millions)

                                                                       Quarter Ended                    Percentage Change From:
                                                          -------------------------------------------- ---------------------------
                                                          Feb 29, 2000   Feb 28, 1999    Nov 30, 1999   Feb 28, 1999  Nov 30, 1999
                                                          ------------- -------------- --------------- -------------  ------------
CREDIT SERVICES

Owned consumer loans
     Period end                                           $      23,757    $    15,529      $   20,998         53%           13%
     Average                                              $      23,191    $    16,420      $   18,341         41%           26%

Managed consumer loans (1)
     Period end                                           $      41,988    $    32,134      $   37,975         31%           11%
     Average                                              $      41,023    $    32,900      $   35,608         25%           15%
     Interest yield                                               13.35%         14.06%          14.15%     (0.71 pp)     (0.80 pp)
     Interest spread                                               7.03%          8.41%           8.22%     (1.38 pp)     (1.19 pp)
     Net charge-off rate                                           4.66%          6.28%           4.63%     (1.62 pp)      0.03 pp
     Delinquency rate (over 30 days)                               5.57%          7.08%           6.32%     (1.51 pp)     (0.75 pp)

Credit Card
     Transaction volume (in billions)                     $        23.5    $      15.5      $     20.5         52%           15%
     Accounts (in millions)                                        39.2           36.9            38.5          6%            2%
     Active accounts (in millions)                                 22.8           20.8            22.1         10%            3%
     Average receivables per average active
      account (actual $)                                  $       1,816    $     1,553      $    1,654         17%           10%
     Discover/NOVUS Network increase in merchant
      locations (in thousands)                                       99             97             233          2%          (58%)

____________________________________________________________
(1)  Includes owned and securitized consumer loans.